NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

NUMBER 1132                                     CUSIP NO. 285708 10 3

                                                        SHARES

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement with respect to the shares or an exemption from the registration requirements of said act that is then applicable to the shares, as to which prior opinion of counsel may be required by the issuer of the transfer agent."

                         ELECTRONIC FUEL CONTROL, INC.
                   AUTHORIZED COMMON STOCK: 20,000,000 SHARES
                                PAR VALUE $.001

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

            Shares of common stock of Electronic Fuel Control, Inc.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


_____________________                           _____________________
    Secretary                                       President

                         Electronic Fuel Control, Inc.
                                 Corporate Seal
                                    Georgia

INTERWEST TRANSFER CO. INC.    P.O. BOX 17136/SALT LAKE CITY, UTAH 84117
COUNTERSIGNED & REGISTERED

                               _________________________________________________
                               COUNTERSIGNED Transfer Agent-Authorized Signature

NOTICE Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common          UNIF GIFT MIN ACT - ....Custodian....
TEN ENT - as tenants by the entireties                      (Cust)      (Minor)
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as tenants           Act..........................
         in common                                            (State)

     Additional abbreviations may also be used though not in the above list.

       For Value Received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                  ]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:_________

        ________________________________________________________________
        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                 IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement with respect to the shares or an exemption from the registration requirements of said act that is then applicable to the shares, as to which prior opinion of counsel may be required by the issuer of the transfer agent."